                                                                 EXHIBIT 10.1(4)




                                AMENDMENT NO. 3

                          DATED AS OF JUNE 14, 1995 TO

                     AMENDED AND RESTATED REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT

                         DATED AS OF DECEMBER 17, 1993


     AMENDMENT NO. 3 (this "Amendment") dated as of June 14, 1995 to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 (as amended by Amendment No. 1 dated as of September 30, 1994, Amendment No. 2 dated as of April 26, 1995 and in effect from time to time, the "Credit Agreement"), by and among (a) Chart House, Inc., a Delaware corporation (the "Company"), (b) Chart House Enterprises, Inc., a Delaware corporation (the "Parent"), Paradise Bakery, Inc., a Delaware corporation ("Paradise"), and Islands Restaurants, Inc., a Delaware corporation ("Islands", and together with the Parent and Paradise, the "Guarantors"), (c) The First National Bank of Boston, a national banking association ("FNBB"), Sanwa Bank California, a California state chartered bank ("Sanwa"), The Sumitomo Bank of California, a California state chartered bank ("Sumitomo", and collectively with Sanwa and FNBB, the "Banks") and (d) Sanwa as agent for itself, FNBB and Sumitomo (in such capacity, the "Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement, as amended hereby.

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company and the Guarantors have requested that the Banks and the Agent amend the Credit Agreement to extend the Conversion Date to January 1, 1997 and the term loan maturity date to December 31, 2001;

     WHEREAS, the Company and the Guarantors have requested that the Banks and the Agent amend certain other terms and conditions of the Credit Agreement and Loan Documents; and

     WHEREAS, the Banks and the Agent, subject to the terms and conditions set forth below, have agreed to amend the Credit Agreement and the other Loan Documents in accordance with the above-listed requests;
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                                      -2-


     NOW, THEREFORE, in consideration of the foregoing premises, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENTS TO CREDIT AGREEMENT.   (a) Section 1 of the Credit
            ---------- -- ------ ---------
Agreement is hereby amended by deleting the text "January 1, 1996" appearing in the definition of "Conversion Date" and inserting in lieu thereof the text "January 1, 1997". (b) Section 3.2 of the Credit Agreement is hereby amended by deleting the text "the final payment due on December 31, 1999 rather than January 1, 2000" and inserting in lieu thereof the text "the final payment due on December 31, 2001 rather than January 1, 2002"

     (S)2.  SCOPE OF AMENDMENT.  Except as specifically amended by this
            ----- -- ---------
Amendment, the Credit Agreement shall remain unchanged and in full force and effect.

     (S)3.  REPRESENTATIONS AND WARRANTIES.  The Company and each of the
            --------------- --- ----------
Guarantors represents and warrants (to the extent such representation or warranty relates to such Guarantor or a Subsidiary of such Guarantor) as follows:

     (a) Representations and Warranties in Credit Agreement.  The
         --------------- --- ---------- -- ------ ---------
representations and warranties of the Company and the Guarantors contained in the Credit Agreement (i) were true and correct in all material respects when made, and (ii) except to the extent such representations and warranties by their terms were made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

     (b) Authority, etc.  The execution and delivery by the Company and the
         ---------  ---
Guarantors of this Amendment and the performance by the Company and the Guarantors of all of their agreements and obligations under this Amendment are within the corporate authority of each of the Company and the Guarantors, have been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors, and do not and will not (i) contravene any provision of the Company or any of the Guarantors' charter, other incorporation papers, by-laws or any stock provision, or any amendment thereof, (ii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of the Company or any Guarantor under any agreement, deed of trust, indenture, mortgage or other instrument to which the Company or such Guarantor is a party or by which any of the Company or such Guarantor's properties are bound, (iii) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official, (iv) require any waiver, consent or approval by any creditor of the Company or any Guarantor which has not been obtained or (v) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any law, except those actions which have been taken or will be taken prior to the date of execution of this Amendment.
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                                      -3-


     (c) Enforceability of Obligations.  This Amendment, the Credit Agreement as
         -------------- -- -----------
amended hereby and the Loan Documents constitute the legal, valid and binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with their respective terms.

     (d) No Default or Event of Default.  No Default or Event of Default has
         ------------------------------
occurred or is continuing and the execution, delivery and effectiveness of this Amendment will not cause any such Default or Event of Default to occur.

     (S)4.  CONFIRMATION OF SECURITY DOCUMENTS.  Each of the Company and the
            ------------ -- -------- ---------
Guarantors hereby ratifies and confirms each of its respective Security Documents and the pledges and security interests created thereby. Each of the Company and the Guarantors hereby further ratifies and confirms that the Security Documents and the pledges and security interest created thereby secure the Obligations of the Company and the Guarantors under the Credit Agreement, as amended hereby.

     (S)5.  CONFIRMATION OF GUARANTIES.  Each of the Guarantors hereby ratifies
            --------------------------
and confirms its respective Guaranty and acknowledges and agrees that the Obligations under the Credit Agreement, as amended hereby are Guaranteed Obligations.

     (S)6.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment
            ---------- -- -------------
shall be conditioned upon receipt by the Agent of (i) this Amendment duly executed by each of the Company, the Guarantors, the Banks and the Agent and
(ii) the written consent of Metropolitan, as holder of the 6.69% Notes and the 10.40% Notes, to the execution and delivery by the Company and the Guarantors of this Amendment.

     (S)7.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed in any
            --------- -- ------------
number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (S)8.  GOVERNING LAW.  This Amendment shall be construed according to and
            --------- ---
governed by the laws of the Commonwealth of Massachusetts (without reference to conflicts or choice of law provisions).
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                                      -4-


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an agreement under seal as of the date set forth at the beginning of this Amendment.


                                        The Company:
                                        --- -------

                                        CHART HOUSE, INC.

                                        By:__________________________________
                                            Harold E. Gaubert, Jr.,
                                            Vice President


                                        The Guarantors:
                                        --- ----------

                                        CHART HOUSE ENTERPRISES, INC.

                                        By:__________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President

                                        PARADISE BAKERY, INC.

                                        By:__________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President

                                        ISLANDS RESTAURANTS, INC.

                                        By:__________________________________
                                            Harold E. Gaubert, Jr.
                                            Vice President


                                        The Banks:
                                        --- -----

                                        THE FIRST NATIONAL BANK
                                         OF BOSTON

                                        By:__________________________________
                                            Debra L. Zurka, Vice President
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                                      -5-


                                        SANWA BANK CALIFORNIA

                                        By__________________________________
                                            David L. Beall, Vice President

                                        THE SUMITOMO BANK
                                         OF CALIFORNIA

                                        By__________________________________
                                            Matthew R. Van Steenhuyse,
                                            Vice President


                                        The Agent:
                                        --- -----

                                        SANWA BANK CALIFORNIA

                                        By__________________________________
                                            David L. Beall, Vice President